AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of December 15, 2006 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of the JNL Investors Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, the Adviser and Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for all Funds.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows effective as of January 1, 2009:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with amended Schedule B dated January 1, 2009, attached hereto.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of Janaury, 2009.


JACKSON NATIONAL ASSET                    MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                           CORPORATION


By:___________________________________    By:___________________________________
Name:  MARK D. NERUD                      Name: ________________________________
Title: PRESIDENT                          Title: _______________________________

                                   SCHEDULE B
                                 JANUARY 1, 2009
                                 (Compensation)

 ----------------------------------------------------------------------------
                         JACKSON PERSPECTIVE 5 FUND
 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $50 Million                                               0.09%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $50 Million to $100 Million                                     0.06%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $100 Million to $750 Million                                    0.03%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $750 Million                                      0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                      JACKSON PERSPECTIVE INDEX 5 FUND
 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $50 Million                                               0.09%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $50 Million to $100 Million                                     0.06%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $100 Million to $750 Million                                    0.03%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $750 Million                                      0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                    JACKSON PERSPECTIVE OPTIMIZED 5 FUND
 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $50 Million                                               0.09%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $50 Million to $100 Million                                     0.06%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $100 Million to $750 Million                                    0.03%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $750 Million                                      0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                       JACKSON PERSPECTIVE S&P 4 FUND
 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $50 Million                                               0.09%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $50 Million to $100 Million                                     0.06%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $100 Million to $750 Million                                    0.03%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $750 Million                                      0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                        JACKSON PERSPECTIVE VIP FUND
 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $50 Million                                               0.09%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $50 Million to $100 Million                                     0.06%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $100 Million to $750 Million                                    0.03%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $750 Million                                      0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                    JACKSON PERSPECTIVE EUROPEAN 30 FUND
 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $50 million                                               0.09%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $50 to $100 million                                             0.06%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $100 to $750 million                                            0.03%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Over $750 million                                              0.015%
 ------------------------------------------------------- --------------------


 ----------------------------------------------------------------------------
                   JACKSON PERSPECTIVE PACIFIC RIM 30 FUND
 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------
 AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $50 million                                               0.09%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $50 to $100 million                                             0.06%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $100 to $750 million                                            0.03%
 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Over $750 million                                              0.015%
 ------------------------------------------------------- --------------------